Federated Hermes Sustainable High Yield Bond Fund, Inc.
(formerly, Federated Hermes High Income Bond Fund, Inc.)
CLASS A SHARES (TICKER FHIIX)
CLASS C SHARES (TICKER FHICX)
INSTITUTIONAL SHARES (TICKER FHISX)
CLASS R6 SHARES (TICKER FHBRX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2023
Effective September 6, 2023, Steven J. Wagner no longer serves as a portfolio manager of the above-named Fund. Accordingly, please remove all references to Mr. Wagner. The other members of the management team will continue to manage the Fund.
September 6, 2023

Federated Hermes Sustainable High Yield Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456212 (9/23)
© 2023 Federated Hermes, Inc.